----------
CLOSED END
----------

Alliance World Dollar
Government Fund

Semi-Annual Report
April 30, 2001

                               [GRAPHIC OMITTED]

                                                      Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           -----------------------------
                           o Are Not FDIC Insured
                           o May Lose Value
                           o Are Not Bank Guaranteed
                           -----------------------------

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
June 1, 2001

Dear Shareholder:

This report provides you with the performance, investment strategy and outlook of Alliance World Dollar Government Fund (the "Fund") for the annual reporting period ended April 30, 2001.

Investment Objective and Policies

Alliance World Dollar Government Fund is a closed-end management investment company which seeks high current income. To achieve this objective, the Fund invests primarily in high-yielding, high risk debt obligations of developing countries that we expect to benefit from improving economic and credit fundamentals.

Investment Results

The following table provides investment results for the Fund for the past six- and 12-month periods ended April 30, 2001. For comparison, we have included the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI +), which is a standard measure of the performance of a basket of unmanaged emerging market debt securities.

INVESTMENT RESULTS*
Periods Ended April 30, 2001

                                                             -------------------
                                                                Total Returns
                                                             -------------------
                                                             6 Months  12 Months
--------------------------------------------------------------------------------
Alliance World Dollar Government Fund                          5.60%     10.84%
--------------------------------------------------------------------------------
J.P. Morgan Emerging Markets Bond Index Plus                   5.53%     11.12%
--------------------------------------------------------------------------------

* The Fund's investment results represent total returns for the periods shown and are based on the Fund's net asset value (NAV) as of April 30, 2001. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

      The J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+) is composed of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance World Dollar Government Fund.

      Additional investment results appear on pages 6-8.

The Fund modestly outperformed its benchmark for the six-month period while it underperformed its benchmark for the 12-month period ended April 30, 2001.

The Fund's overweighting in Russia was the primary contributor to outperformance for the six-month period. As of February, Russia had repaid all payments on outstanding debt that were in arrears, reversing its earlier strategy of refusing to pay its full principal obligation to the Paris Club (an ad-hoc group of creditor nations that meets in Paris with debtor countries that are in a condition of default or imminent default to negotiate rescheduling of outstanding debt). Talks with the International Monetary Fund (IMF)


--------------------------------------------------------------------------------
                                       ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

improved after Russia repaid its Paris Club obligations, and negotiators for both sides were able to agree on setting fiscal and monetary targets and structural reform objectives (i.e., tax and banking reforms and other regulatory improvements).

"Political noise" in emerging countries tends to be a dominant factor in performance, as it can directly impact economic growth, confidence and investors' risk perceptions. Countries such as the Philippines, Turkey and Argentina are clear examples of how political instability can create a difficult market environment.

The Fund's overweight position in Turkey early in the period detracted from performance. Political instability coupled with an ongoing financial crisis (the devaluation of the Turkish lira and a decline in reserves) weakened Turkish debt. The Fund's overweight position in Argentina also dampened its performance.

While economic conditions improved and Argentine debt performed better than anticipated, recent mistakes regarding debt management and public relations have increased investors' concerns, depressed prices and dampened Fund performance. Additionally, Argentina remains particularly vulnerable to any deterioration in international liquidity conditions, whether or not they originate in Turkey or the U.S.

Our underweight position in Venezuela and Colombia also detracted from performance. Rising oil prices during the period under review helped Venezuelan debt (Venezuela is very dependent on oil exports); however, we remained concerned with President Hugo Chavez's lack of economic policy focus and the country's rising political uncertainties. The Fund's underweight position in Colombia hurt performance as Colombian debt was boosted by the government's issuance of a new World Bank guaranteed bond. This new World Bank issue allows the Colombian government to diversify its funding sources and avoid the dollar market until market sentiment improves.

Performance within the JPM EMBI+ has been mixed, with triple-B rated and single-B rated securities outperforming double-B rated securities. The Fund's holdings of triple-B rated securities (Mexico, South Korea, Qatar and Panama) and single-B rated securities (Russia, Ecuador and Nigeria) enhanced performance. The Fund's holdings of double-B rated debt in Brazil, Argentina, Peru, Turkey and the Philippines detracted from performance.

Market Overview

The slowdown in the U.S. economy began to ripple through the global economy, affecting Europe, Japan and the emerging markets. The U.S. economy lost momentum during the six-month period as equity valuations deteriorated and consumer confidence declined. U.S. gross domestic product (GDP) growth slowed dramatically from 5.20% in the first half of 2000 to 1.60% in the second half. The slow pace of growth continued into the first quarter of 2001 with a revised GDP growth of 1.30%.


--------------------------------------------------------------------------------
2 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

The U.S. Federal Reserve (the "Fed") moved to an easing bias in mid-December and aggressively lowered rates from 6.50% to 4.00% by mid-May as concerns of a deeper economic slowdown heightened. Manufacturing led the economy's weakness, and unemployment edged upward from recent record lows. Home sales and retail sales fluctuated, but remained relatively resilient considering the slowing economy and decline in equity valuations. Inflation remained relatively tame during the period as consumption slowed and the surge in energy prices began to subside.

Emerging market debt, as measured by the JPM EMBI+, returned 5.53% during the six-month period. There was a wide disparity in performance by geographic region, with the worst performance coming from two major countries--Turkey returning -5.93% and Argentina returning -0.76%. Despite political tension and the financial crisis, Turkey received $10 million in financing from both the IMF and the World Bank in April. These loans are in addition to previously pledged loans of $6.25 million from the IMF and $5 million from the World Bank.

Most individual country returns were positive, with Nigeria and Colombia posting the largest gains at 18.85% and 18.70%, respectively. In Colombia, the World Bank's new guaranteed-bond issuance, strong demand from local pension funds for dollar-denominated debt, and rising oil prices played a major role in the country's outperformance. Other individual outperformers included the Philippines with 14.63%, Russia with 13.67%, Poland with 10.80%, Panama with 9.56%, South Korea with 8.84%, Venezuela with 8.25% and Mexico with 6.83%. All numbers reflect the performance of country components within the JPM EMBI+.

Investment Strategy

During the six-month period, we significantly increased our exposure in Argentina, as the IMF's rescue package bolstered confidence and allowed Argentina's returns to rebound in December, more than offsetting October's and November's declines. The IMF deal was designed to provide Argentina with the breathing room it needed to deal with a burdensome debt schedule. Monetary easing by the U.S. has helped to improve economic and monetary conditions in Argentina. Encouraging domestic economic data in December and January, as well as the cohesion of the Allianz (the political party that is currently in power), helped to boost investor expectations in January. Unfortunately, political turmoil has heightened fears regarding the country's prospects of generating growth needed to reduce their debt burden.

We reduced our exposure to Turkey as a result of political instability and an ongoing financial crisis. The Turkish lira came under pressure in November as the Central Bank of Turkey loosened the agreed targets for its net domestic assets and provided liquidity to domestic banks. As a result, there was an outflow of capital, and reserves dropped by $6 billion in early December. In addition, a political disagreement in mid-February between the President and the Prime Minister created further turmoil


--------------------------------------------------------------------------------
                                       ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

in the market. This political instability has led to the devaluation of the Turkish lira (to 1,000,000 TRL/USD), concerns that the government may not be able to fulfill its agreement with the IMF and the possibility that foreign banks may not provide bridge loans to assist with the government's heavy domestic debt payments.

We decreased the Fund's exposure to Mexico during the period. The slowdown in the Mexican economy can be attributed to the slowing of the U.S. economy, as the two are closely aligned. The weakening economy, most visibly affecting industries such as manufacturing and automobile production, will further deteriorate with the decline of the U.S. economy. However, Mexico's tight macro policies have been aimed at restricting negative effects in the event of further deterioration of oil prices and at protecting Mexico's creditworthiness.

We maintained the Fund's position in Russia and Venezuela as the combination of economic reform, steady economic growth and rising commodity prices (mainly oil) enhanced these countries' credit profiles.

Outlook

The global economy appears to be slowing and the risk of recession in the U.S. remains despite the odds favoring a soft landing. Weak corporate profits have impacted consumer spending, and at this point, maintaining confidence is key to stabilizing economic activity. The Federal Reserve has aggressively eased monetary policy this year and is nearing the end of its easing cycle. Furthermore, tax cuts should provide further stimulus to the consumer, increasing the odds of stronger growth ahead. Together, the reduction of official rates and the reduction in federal taxes should lead to recovery in late 2001 or early 2002. We expect U.S. growth to be close to 1.5% in 2001.

In Europe, we expect growth to slow to 2.2% in 2001 as compared to 3.4% in 2000. Recognizing that a more proactive monetary policy could have prevented the deceleration of the European economy and weakness of the euro, the European Central Bank (ECB) is expected to ease 50 basis points over the remainder of the year.

The market is currently torn between two competing views. The first view is


--------------------------------------------------------------------------------
4 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

[PHOTO OMITTED]  John D. Carifa

[PHOTO OMITTED]  Wayne D. Lyski

Portfolio Manager, Wayne D. Lyski, oversees fixed-income investment at Alliance and manages assets in both domestic and international markets. Mr. Lyski has over 27 years of investment experience.

that slowing growth in the G-7 countries (United States, Great Britain, France, Germany, Italy, Canada and Japan) will hurt growth prospects in the emerging market economies. The second view is that the liquidity provided by the G-7 countries' central banks will help domestic demand.

Thank you for your continued interest and investment in Alliance World Dollar Government Fund. We look forward to reporting to you again on market activity and the Fund's investment results in the coming periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman


/s/ Wayne D. Lyski

Wayne D. Lyski
President


--------------------------------------------------------------------------------
                                       ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE WORLD DOLLAR GOVERNMENT FUND (NAV)
GROWTH OF A $10,000 INVESTMENT
11/30/92* TO 4/30/01

J.P. Morgan Emerging Markets Bond Index Plus: $31,839

Alliance World Dollar Government Fund (NAV): $31,062

  [The following was represented by a mountain chart in the printed material.]

                      Alliance World Dollar             J.P. Morgan Emerging
                         Government Fund              Markets Bond Index - PLUS
-------------------------------------------------------------------------------
    11/30/92                 $10,000                           $10,000
     4/30/93                 $12,266                           $11,250
     4/30/94                 $12,308                           $12,023
     4/30/95                 $12,524                           $12,406
     4/30/96                 $17,707                           $17,518
     4/30/97                 $24,072                           $23,096
     4/30/98                 $28,467                           $26,530
     4/30/99                 $22,711                           $24,182
     4/30/00                 $28,024                           $28,653
     4/30/01                 $31,062                           $31,839


** This chart illustrates the total value of an assumed $10,000 investment in Alliance World Dollar Government Fund at net asset value (NAV) (from 11/30/92 to 4/30/01) as compared to the performance of an appropriate benchmark. For the period 11/30/92 through 4/30/94, the Fund's benchmark is represented by the J.P. Morgan Emerging Markets Bond Index. From 4/30/94 through 4/30/01, the Fund's benchmark is represented by the J.P. Morgan Emerging Markets Bond Index Plus. (The inception date for the
      J.P. Morgan Emerging Markets Bond Index Plus is 12/31/93. Therefore, it is used as the benchmark for the time beginning 4/30/94.) The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

      The J.P. Morgan Emerging Markets Bond Index and the J.P. Morgan Emerging Markets Bond Index Plus are composed of dollar-denominated restructured sovereign bonds; a large percentage of the indices are made up of Brady bonds.

      When comparing Alliance World Dollar Government Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance World Dollar Government Fund.

*     Closest month-end after Fund's inception date of 11/2/92.


--------------------------------------------------------------------------------
6 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE WORLD DOLLAR GOVERNMENT FUND (NAV)
HISTORY OF RETURNS
YEARLY PERIODS ENDED 4/30

                              [BAR CHART OMITTED]

                  Alliance World Dollar Government Fund (NAV)--
                            Yearly Periods Ended 4/30
--------------------------------------------------------------------------------
                          Alliance World Dollar     J.P. Morgan Emerging
                          Government Fund (NAV)    Markets Bond Index Plus
--------------------------------------------------------------------------------
      4/30/93*                    22.67%                      N/A
      4/30/94                      0.34%                      N/A
      4/30/95                      1.76%                     3.19%
      4/30/96                     41.38%                    41.20%
      4/30/97                     35.95%                    31.84%
      4/30/98                     18.26%                    14.87%
      4/30/99                    -20.22%                    -8.85%
      4/30/00                     23.39%                    18.49%
      4/30/01                      5.60%                    11.12%

Past performance is no guarantee of future results. The Fund's investment results represent total returns and are based on the Fund's net asset value
(NAV). All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period. (The inception date for the J.P. Morgan Emerging Markets Bond Index Plus is 12/31/93. Therefore, it is used as the Fund's benchmark for the first time beginning 4/30/94.) The J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+) is composed of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds.

The JPM EMBI+ is composed of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance World Dollar Government Fund.

* The Fund's return for the period ended 4/30/93 is from the Fund's inception date of 11/2/92 through 4/30/93.


--------------------------------------------------------------------------------
                                       ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 7

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
April 30, 2001 (unaudited)

INCEPTION DATE          PORTFOLIO STATISTICS
11/2/92                 Net Assets ($mil): $89.8

SECURITY TYPE

o   73.1% Sovereign
o   17.4% Time Deposit
o    8.6% Brady Bonds                   [PIE CHART OMITTED]
o    0.8% Loan Participation
o    0.1% Rights

HOLDINGS BY ISSUER COUNTRY

o   20.3% Argentina
o   17.4% United States
o   15.7% Brazil
o   14.4% Russia
o   10.5% Mexico                        [PIE CHART OMITTED]
o    3.1% Venezuela
o    2.8% Bulgaria
o    2.5% Qatar
o    2.4% Philippines
o    2.3% Panama
o    2.0% Ecuador
o    1.9% Colombia
o    1.0% Korea
o    1.0% Peru
o    1.0% Trinidad & Tobago
o    0.9% Turkey
o    0.8% Morocco

All data as of April 30, 2001. The Fund's security type and country breakdowns are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
8 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
April 30, 2001 (unaudited)

                                               Shares of
                                               Principal
                                                  Amount
                                                   (000)      U.S. $ Value
--------------------------------------------------------------------------------

SOVEREIGN DEBT OBLIGATIONS-103.8%

Sovereign Debt Securities-92.1%
Argentina-23.8%
Republic of Argentina
   9.75%, 9/19/27...........................     $ 5,660   $     3,905,400
   10.25%, 7/21/30..........................      10,000         7,150,000
   11.25%, 5/24/04..........................       2,400         2,086,800
   11.375%, 1/30/17.........................       6,650         5,195,645
   11.75%, 4/07/09..........................       1,850         1,503,125
   11.75%, 6/15/15..........................       2,000         1,570,000
                                                           ---------------
                                                                21,410,970
                                                           ---------------
Brazil-17.5%
Republic of Brazil
   Global Bonds
   11.00%, 8/17/40(a).......................      20,750        15,718,125
                                                           ---------------

Colombia-2.4%
Republic of Colombia
   9.75%, 4/09/11...........................         700           694,750
   11.75%, 2/25/20..........................       1,600         1,446,080
                                                           ---------------
                                                                 2,140,830
                                                           ---------------
Ecuador-2.5%
Republic of Ecuador
   4.00%, 8/15/30(b)(c).....................       5,750         2,206,850
                                                           ---------------

Korea-1.2%
Republic of Korea
   8.875%, 4/15/08..........................       1,000         1,100,000
                                                           ---------------

Mexico-13.0%
United Mexican States
   11.375%, 9/15/16(a)......................      10,000        11,675,000
                                                           ---------------

Panama-2.9%
Republic of Panama
   9.625%, 2/08/11..........................       1,000         1,013,800
   10.75%, 5/15/20..........................       1,600         1,636,000
                                                           ---------------
                                                                 2,649,800
                                                           ---------------
Philippines-3.0%
Republic of Philippines
   9.875%, 1/15/19..........................       1,800         1,446,840
   10.625%, 3/16/25.........................       1,500         1,248,750
                                                           ---------------
                                                                 2,695,590
                                                           ---------------


--------------------------------------------------------------------------------
                                       ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                               Principal
                                                  Amount
                                                   (000)      U.S. $ Value
--------------------------------------------------------------------------------

Qatar-3.2%
State of Qatar
   9.75%, 6/15/30(b)........................     $ 2,650   $     2,842,125
                                                           ---------------

Russia-18.1%
Russian Federation
   5.00%, 3/31/30(b)(c).....................      33,900        14,204,100
Russian Ministry of Finance
   3.00%, 5/14/03...........................       2,950         2,065,000
                                                           ---------------
                                                                16,269,100
                                                           ---------------

Trinidad & Tobago-1.2%
Republic of Trinidad & Tobago
   9.75%, 7/01/20(b)........................       1,000         1,050,000
                                                           ---------------

Turkey-1.1%
Republic of Turkey
   11.875%, 1/15/30.........................       1,200           988,500
                                                           ---------------

Ukraine-0.4%
Republic of Ukraine
   11.00%, 3/15/07(b).......................         485           324,708
                                                           ---------------

Venezuela-1.8%
Republic of Venezuela
   9.25%, 9/15/27...........................       2,350         1,621,500
                                                           ---------------

Total Sovereign Debt Securities
   (cost $84,067,044).......................                    82,693,098
                                                           ---------------

Collateralized Brady Bonds(d)-9.5%
Argentina-1.7%
Republic of Argentina
   Discount Bonds
   Series L-GL FRN
   7.653%, 3/31/23..........................       2,250         1,530,000
                                                           ---------------

Brazil-2.2%
Republic of Brazil
   Discount Bonds FRN
   5.438%, 4/15/24..........................       1,400         1,016,820
Republic of Brazil
   Par Bonds
   Series Z-L Bearer Bond
   6.00%, 4/15/24(c)........................       1,500           976,950
                                                           ---------------
                                                                 1,993,770
                                                           ---------------
Bulgaria-3.5%
Republic of Bulgaria
   Discount Bonds FRN
   6.313%, 7/28/24..........................       4,300         3,160,500
                                                           ---------------


--------------------------------------------------------------------------------
10 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                               Shares of
                                               Principal
                                                  Amount
                                                   (000)      U.S. $ Value
--------------------------------------------------------------------------------

Venezuela-2.1%
Republic of Venezuela
   Discount Bonds
   Series W-A FRN
   5.125%, 3/31/20(e).......................     $ 1,500   $     1,110,000
   Series W-B FRN
   7.563%, 3/31/20(e).......................       1,000           740,000
                                                           ---------------
                                                                 1,850,000
                                                           ---------------
Total Collateralized Brady Bonds
   (cost $9,089,325)........................                     8,534,270
                                                           ---------------

Non-Collateralized Brady Bonds-1.3%
Peru-1.3%
Republic of Peru PDI
   4.25%, 3/07/17(a)(c)
   (cost $1,266,797)........................       1,900         1,151,970
                                                           ---------------

Loan Participation-0.9%
Morocco-0.9%
Kingdom of Morocco
   Loan Participation FRN
   Series A
   7.563%, 1/01/09
   (cost $586,771)..........................         986           868,957
                                                           ---------------

Total Sovereign Debt Obligations
   (cost $95,009,937).......................                    93,248,295
                                                           ---------------

RIGHTS-0.2%
Mexico-0.2%
United Mexican States
   Value Recovery Rights
   expiring 6/30/03
   (cost $0)................................  13,200,000           159,060
                                                           ---------------

TIME DEPOSIT-21.9%
Dresdner Bank
   4.656%, 5/01/01
   (cost $19,700,000).......................     $19,700        19,700,000
                                                           ---------------


--------------------------------------------------------------------------------
                                      ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                              U.S. $ Value
--------------------------------------------------------------------------------

Total Investments-125.9%
   (cost $114,709,937)......................               $   113,107,355
                                                           ---------------
Other assets less liabilities-(25.9%).......                   (23,300,275)
                                                           ---------------

Net Assets-100%.............................               $    89,807,080
                                                           ===============

(a) Securities, or portion thereof, with an aggregate market value (including interest rate) of $29,168,779 have been segregated to collateralize reverse repurchase agreements.

(b) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2001, these securities amounted to $20,627,783 representing 23.0% of net assets.

(c) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at April 30, 2001.

(d) Sovereign debt obligations issued as part of debt restructuring that are collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bond.

(e)   Security trades with oil warrants expiring April 15, 2020. Glossary of
      Terms:

      FRN - Floating Rate Note.

      PDI - Past Due Interest.

      See notes to financial statements.


--------------------------------------------------------------------------------
12 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
April 30, 2001 (unaudited)

Assets
Investments in securities, at value (cost $114,709,937) .....     $ 113,107,355
Receivable for investment securities sold ...................        28,355,569
Interest receivable .........................................         2,386,835
Other assets ................................................            20,517
                                                                  -------------
Total assets ................................................       143,870,276
                                                                  -------------
Liabilities
Due to custodian ............................................           173,106
Reverse repurchase agreements ...............................        29,028,653
Payable for investment securities purchased .................        24,180,983
Interest payable on reverse repurchase agreements ...........           197,128
Advisory fee payable ........................................            77,231
Unrealized depreciation on interest rate swap contract ......            75,585
Administrative fee payable ..................................            11,583
Accrued expenses ............................................           318,927
                                                                  -------------
Total liabilities ...........................................        54,063,196
                                                                  -------------
Net Assets ..................................................     $  89,807,080
                                                                  =============
Composition of Net Assets
Capital stock, at par .......................................     $      86,509
Additional paid-in capital ..................................       115,104,831
Undistributed net investment income .........................            81,492
Accumulated net realized loss on investment
   transactions .............................................       (23,787,585)
Net unrealized depreciation on investments and
   other assets .............................................        (1,678,167)
                                                                  -------------
                                                                  $  89,807,080
                                                                  =============
Net Asset Value Per Share
   (based on 8,650,949 shares outstanding) ..................            $10.38
                                                                         ======

See notes to financial statements.


--------------------------------------------------------------------------------
                                      ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 13

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2001 (unaudited)

Investment Income
Interest................................                      $     7,279,732
Expenses
Advisory fee............................    $       456,046
Custodian...............................             96,086
Administrative fee......................             68,407
Audit and legal.........................             43,243
Printing................................             30,499
Transfer agency.........................             28,184
Directors' fees.........................             18,176
Miscellaneous...........................             10,923
                                            ---------------
Total expenses before interest..........            751,564
Interest expense........................            771,385
                                            ---------------
Total expenses..........................                            1,522,949
                                                              ---------------
Net investment income...................                            5,756,783
                                                              ---------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized gain on investment
   transactions.........................                            2,671,516
Net change in unrealized
   appreciation/depreciation of
   investments and other assets.........                           (3,415,160)
                                                              ---------------
Net loss on investment transactions.....                             (743,644)
                                                              ---------------
Net Increase in Net Assets from
   Operations...........................                      $     5,013,139
                                                              ===============

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                   Six Months
                                                      Ended         Year Ended
                                                 April 30, 2001     October 31,
                                                   (unaudited)         2000
                                                   ============    ============
Increase (Decrease) in Net Assets
from Operations
Net investment income ..........................   $  5,756,783    $ 10,296,920
Net realized gain on investment
   transactions ................................      2,671,516       8,870,877
Net change in unrealized
   appreciation/depreciation of investments
   and other assets ............................     (3,415,160)      1,429,555
                                                   ------------    ------------
Net increase in net assets from operations .....      5,013,139      20,597,352
Dividends and Distributions to
Shareholders from
Net investment income ..........................     (5,675,291)    (10,392,591)
Distributions in excess of net investment
   income ......................................             -0-       (867,721)
Common Stock Transactions
Reinvestment of dividends resulting in
   issuance of Common Stock ....................        849,213         539,434
                                                   ------------    ------------
Total increase .................................        187,061       9,876,474
Net Assets
Beginning of period ............................     89,620,019      79,743,545
                                                   ------------    ------------
End of period ..................................   $ 89,807,080    $ 89,620,019
                                                   ============    ============

See notes to financial statements.


--------------------------------------------------------------------------------
                                      ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 15

-----------------------
STATEMENT OF CASH FLOWS
-----------------------

STATEMENT OF CASH FLOWS
Six Months Ended April 30, 2001 (unaudited)

Increase (Decrease) in Cash from:
Operating Activities:
Interest received.......................     $     5,001,214
Interest expense paid...................            (574,257)
Operating expenses paid.................            (705,738)
                                             ---------------
Net increase in cash from operating
   activities...........................                       $     3,721,219
Investing Activities:
Proceeds from disposition of long-term
   portfolio investments................          88,899,297
Purchase of long-term portfolio
   investments..........................         (93,636,851)
Purchase of short-term portfolio
   investments, net.....................         (23,263,107)
                                             ---------------
Net decrease in cash from investing
   activities...........................                           (28,000,661)
Financing Activities:
Increase in reverse repurchase
   agreements...........................          29,028,653
Cash dividends paid.....................          (4,826,078)
                                             ---------------
Net increase in cash from financing
   activities...........................                            24,202,575
                                                               ---------------
Net decrease in cash....................                               (76,867)
Cash at beginning of period.............                                76,867
                                                               ---------------
Cash at end of period...................                       $            -0-
                                                               ===============
==============================================================================

Reconciliation of Net Increase in
Net Assets from Operations to
Net Decrease in Cash from
Operating Activities:
Net increase in net assets from operations                     $     5,013,139
Adjustments:
Increase in interest receivable.........            (925,631)
Net realized gain on investments
   transactions.........................          (2,671,516)
Net change in unrealized
   appreciation/depreciation
   of investments.......................           3,415,160
Accretion of bond discount..............          (1,352,887)
Increase in interest payable............             197,128
Increase in accrued expenses............              45,826
                                             ---------------
Total adjustments.......................                            (1,291,920)
                                                               ---------------
Net increase in cash from operating
   activities...........................                       $     3,721,219
                                                               ===============

See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
April 30, 2001 (unaudited)

NOTE A

Significant Accounting Policies

Alliance World Dollar Government Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on August 20, 1992 and is registered under the Investment Company Act of 1940, as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market, securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as an adjustment to interest income.

4. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accor-


--------------------------------------------------------------------------------
                                      ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

dance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.

5. Change in Accounting Principle

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of its Audit and Accounting Guide for Investment Companies (the "Guide"), which is effective for fiscal years beginning after December 15, 2000. The Guide will require the Fund to amortize premiums and discounts on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce net investment income and increase unrealized appreciation on securities by the same amount, and therefore will not impact total net assets. At this time, the analysis of the adjustment has not been completed. Although this adjustment affects the financial statements, adoption of this principle will not effect the amount of distributions paid to shareholders, because the Fund determines its required distributions under Federal income tax laws.

NOTE B

Advisory, Administrative Fees and Other Affiliated Transactions

Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. ("Alliance") an advisory fee equal to the annualized rate of 1% of the Fund's average weekly net assets.

Under the terms of an Administration Agreement, the Fund pays Alliance a monthly fee equal to the annualized rate of .15 of 1% of the Fund's average weekly net assets. Alliance provides administrative functions as well as other clerical services to the Fund and prepares financial and regulatory reports.

The Fund entered into a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. ("AGIS"), an affiliate of the Adviser, whereby the Fund reimburses AGIS for costs relating to servicing phone inquiries for the Fund. During the six months ended April 30, 2001, the Fund reimbursed AGIS $1,725, relating to shareholder servicing costs.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $100,708,895 and $84,071,205, respectively, for the six months ended April 30, 2001. There were no purchases or sales of U.S. government obligations for the six months ended April 30, 2001.

At April 30, 2001, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $2,971,890 and gross unrealized depreciation of


--------------------------------------------------------------------------------
18 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

investments was $4,574,472 resulting in net unrealized depreciation of $1,602,582 (excluding swap contract).

At October 31, 2000, the Fund had a capital loss carryforward of $26,100,966 which expires in the year 2007.

1. Interest Rate Swap Agreement

The Fund enters into interest rate swaps to protect itself from interest rate fluctuations on certain underlying floating rate debt instruments and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of investments.

At April 30, 2001, the Fund had an outstanding interest rate swap contract with the following terms:

                                                   Rate Type
                                             ====================
                                                         Payments
                                             Payments    received
     Swap            Notional   Termination   made by     by the    Unrealized
 Counterparty         Amount       Date      the Fund      Fund    Depreciation
 ============        ========   ===========  ========    ========  ============
Morgan Guaranty   US$ 9,349,339   1/01/09     LIBOR+      6.8526%     $75,585

+     LIBOR (London Interbank Offered Rate).

NOTE D

Capital Stock

There are 100,000,000 shares of $0.01 par value Common Stock authorized. Of the 8,650,949 shares outstanding at April 30, 2001, Alliance owned 7,200 shares. During the six months ended April 30, 2001, 78,788 shares were issued in connection with the Fund's dividend reinvestment plan. During the year ended October 31, 2000, the Fund issued 49,581 shares in connection with the dividend reinvestment plan.


--------------------------------------------------------------------------------
                                      ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE E

Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the six months ended April 30, 2001, the maximum amount of reverse repurchase agreements outstanding was $70,162,882, the average amount outstanding was approximately $23,671,306, and the daily weighted average interest rate was 4.76%.

As of April 30, 2001, the Fund had entered into the following reverse repurchase agreements:

    Amount               Broker                Interest Rate        Maturity
============  ==========================       =============    ================
 $16,100,000  Morgan Stanley Dean Witter & Co.      4.25%         May 16, 2001
 $11,960,590  Merrill Lynch Inc.                    4.25%         May 17, 2001
 $   968,063  Merrill Lynch Inc.                    4.45%         May 17, 2001

NOTE F

Concentration of Risk

Investing in securities of foreign governments involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign governments and their markets may be less liquid and their prices more volatile than those of the United States government.


--------------------------------------------------------------------------------
20 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                   Six Months
                                        Ended
                                    April 30,                                    Year Ended October 31,
                                         2001       ------------------------------------------------------------------------------
                                  (unaudited)          2000             1999              1998              1997           1996
                                  ------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period ......         $10.45             $9.36          $10.22            $16.03            $15.50           $11.88
                                  ------------------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income ......            .67(a)           1.21(a)         1.26(a)           1.47(a)           1.61             1.46
Net realized and unrealized
  gain (loss) on investment
  transactions .............           (.08)             1.20             .08             (3.57)              .50             3.50
                                  ------------------------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ...............            .59              2.41            1.34             (2.10)             2.11             4.96
                                  ------------------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ........           (.66)            (1.21)          (1.26)            (1.65)            (1.58)           (1.34)
Distributions in excess of
  net investment income ....             -0-             (.11)           (.16)               -0-               -0-              -0-
Tax return of capital ......             -0-               -0-           (.04)               -0-               -0-              -0-
Distributions from net
  realized gains ...........             -0-               -0-             -0-            (2.06)               -0-              -0-
Distributions in excess of
  net realized gains on
  investments ..............             -0-               -0-           (.74)               -0-               -0-              -0-
                                  ------------------------------------------------------------------------------------------------
Total dividends and
  distributions ............           (.66)            (1.32)          (2.20)            (3.71)            (1.58)           (1.34)
                                  ------------------------------------------------------------------------------------------------
Net asset value,
  end of period ............         $10.38            $10.45           $9.36            $10.22            $16.03           $15.50
                                  ================================================================================================
Market value,
  end of period ............         $11.01           $10.375          $9.625           $12.625           $15.875          $13.625
                                  ================================================================================================
Total Return
Total investment return
  based on:(b)
  Market value .............          12.82%            22.99%          (5.64)%            1.91%            28.74%           28.49%
  Net asset value ..........           5.60%            27.46%          13.30%           (18.32)%           14.24%           44.57%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ..........        $89,807           $89,620         $79,744           $82,950          $138,709         $134,140
Ratio of expenses to average
  net assets ...............           3.34%(c)          1.56%           1.76%             1.52%             1.43%            1.70%
Ratio of expenses to average
  net assets, excluding
  interest expense .........           1.65%(c)          1.56%           1.76%             1.52%             1.43%            1.70%
Ratio of net investment
  income to average
  net assets ...............          12.62%(c)         13.07%          13.46%            10.54%             9.50%           10.84%
Portfolio turnover rate ....             89%              458%            435%              264%              281%             352%

See footnote summary on page 22.


--------------------------------------------------------------------------------
                                      ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 21

--------------------
FINANCIAL HIGHLIGHTS
--------------------

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period less than one year is not annualized.

(c)   Annualized.


--------------------------------------------------------------------------------
22 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND

                                                          ----------------------
                                                          ADDITIONAL INFORMATION
                                                          ----------------------

ADDITIONAL INFORMATION

Supplementary Proxy Information

The Annual Meeting of Shareholders of The Alliance World Dollar Government Fund was held on March 8, 2001. The description of each proposal and number of shares voted at the meeting are as follows:

                                                                      Abstain/
                                                                      Authority
                                                         Voted For    Withheld
================================================================================
1.    To elect directors: Class One Nominees
                          (terms expire in 2004)
                          David H. Dievler               7,649,285     82,925
                          Clifford L. Michel             7,652,956     79,254
                          Donald J. Robinson             7,645,315     86,895

                                                                      Abstain/
                                                            Voted     Authority
                                             Voted For     Against    Withheld
================================================================================
2.    To ratify the selection of Ernst &
      Young LLP as the Fund's independent
      auditors for the Fund's fiscal year
      ending October 31, 2001:               7,655,881      34,464     41,866


--------------------------------------------------------------------------------
                                      ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 23

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

basis point (bp)

One basis point equals 0.01%.

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

Brady bonds

U.S. dollar-denominated bonds that are issued by emerging market countries, particularly markets in Latin America, and collateralized by U.S. Treasury zero-coupon bonds.

capitalization

The absolute dollar value of a company's outstanding stock. Capitalization is determined by multiplying the amount of publicly owned shares by the stock's current market value.

current yield

The ratio of interest to the current market price of the bond, expressed as a percentage.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value ((NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.

price-to-earnings (P/E) ratio

What an investor pays for a security versus a company's earnings per share of outstanding stock.

sector

Refers to a distinct part of the economy, for example, the technology sector.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
24 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $433 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 56 of the FORTUNE 100 companies and public retirement funds in 36 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 620 investment professionals in 35 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 3/31/01.


--------------------------------------------------------------------------------
                                      ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 25

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Wayne D. Lyski, President
Kathleen A. Corbet, Senior Vice President
Gregory Dube, Senior Vice President
Paul J. DeNoon, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Administrator

Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, NY 10105

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Dividend Paying Agent, Transfer Agent and Registrar

First Data Investor Services Group, Inc.
(formerly The Shareholder Services Group, Inc.)
53 State Street
Boston, MA 02109

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
26 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Technology Fund
The Alliance Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small CapValue Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
                                      ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 27

------------------------------
SUMMARY OF GENERAL INFORMATION
------------------------------

SUMMARY OF GENERAL
INFORMATION

Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 331-1710. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper, Inc., Morningstar, Inc. and Bloomberg.

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions Section of newspapers each day, under the designation "Alliance Wrld". The Fund's NYSE trading symbol is "AWG". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in the New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Funds."

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distributions in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call First Data Investor Services Group at (800) 331-1710.


--------------------------------------------------------------------------------
28 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND

Alliance World Dollar Government Fund
1345 Avenue of the Americas
New York, NY 10105

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

WDGSR401

                                                                          010615